UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 17, 2013

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

1-5611	CONSUMERS ENERGY COMPANY	38-0442310
(A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 17, 2013, Consumers Energy Company (“Consumers”) issued and sold $425,000,000 principal amount of its 3.95% First Mortgage Bonds due 2043 (the “Bonds”), pursuant to a registration statement on Form S-3 that Consumers filed with the Securities and Exchange Commission utilizing a “shelf” registration process (No. 333-174906-01) (the “Registration Statement”), a Preliminary Prospectus Supplement dated May 13, 2013 to Prospectus dated June 15, 2011, an Issuer Free Writing Prospectus that included the final terms of the transaction, a Final Prospectus Supplement dated May 13, 2013 to Prospectus dated June 15, 2011 and an underwriting agreement among Consumers and the underwriters named in that agreement with respect to the Bonds. Consumers intends to use the net proceeds from the offering and cash on hand to redeem all outstanding Consumers 6.00% First Mortgage Bonds due 2014 ($200,000,000 aggregate principal amount) and Consumers 5.00% First Mortgage Bonds due 2015 ($225,000,000 aggregate principal amount). This Current Report on Form 8-K is being filed to file certain documents in connection with the offering as exhibits to the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement dated May 13, 2013 among Consumers and Barclays Capital Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., RBS Securities Inc., UBS Securities LLC, Wells Fargo Securities, LLC, PNC Capital Markets LLC, Fifth Third Securities, Inc., KeyBanc Capital Markets Inc., Loop Capital Markets LLC, MFR Securities, Inc., Mischler Financial Group, Inc., Samuel A. Ramirez & Company, Inc., and The Williams Capital Group, L.P., as underwriters.

4.1	121st Supplemental Indenture dated as of May 17, 2013 between Consumers and The Bank of New York Mellon, as Trustee.

4.2	Form of 3.95% First Mortgage Bonds due 2043 (included in Exhibit 4.1).

5.1	Opinion of Shelley J. Ruckman, Esq., Assistant General Counsel of Consumers, dated May 17, 2013, regarding the legality of the Bonds.

23.1	Consent of Shelley J. Ruckman, Esq. (included in Exhibit 5.1).

99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-174906-01).

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of Consumers Energy Company’s (“Consumers Energy”) Form 10-K for the Year Ended December 31, 2012 and as updated in Consumers Energy’s Form 10-Q for the Quarter Ended March 31, 2013. Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause Consumers Energy’s results to differ materially from those anticipated in such statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSUMERS ENERGY COMPANY

Dated: May 17, 2013	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and
Chief Financial Officer

Exhibit Index

1.1	Underwriting Agreement dated May 13, 2013 among Consumers and Barclays Capital Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., RBS Securities Inc., UBS Securities LLC, Wells Fargo Securities, LLC, PNC Capital Markets LLC, Fifth Third Securities, Inc., KeyBanc Capital Markets Inc., Loop Capital Markets LLC, MFR Securities, Inc., Mischler Financial Group, Inc., Samuel A. Ramirez & Company, Inc., and The Williams Capital Group, L.P., as underwriters.

4.1	121st Supplemental Indenture dated as of May 17, 2013 between Consumers and The Bank of New York Mellon, as Trustee.

4.2	Form of 3.95% First Mortgage Bonds due 2043 (included in Exhibit 4.1).

5.1	Opinion of Shelley J. Ruckman, Esq., Assistant General Counsel of Consumers, dated May 17, 2013, regarding the legality of the Bonds.

23.1	Consent of Shelley J. Ruckman, Esq. (included in Exhibit 5.1).

99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-174906-01).